UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 28, 2004



                             FOUR OAKS FINCORP, INC.
             (Exact name of registrant as specified in its charter)


         North Carolina              000-22787                 56-2028446
 (State or other jurisdiction    (Commission File           (I.R.S. Employer
        of incorporation)             Number)            Identification Number)



              6114 U.S. 301 South
           Four Oaks, North Carolina                       27524
   (Address of principal executive offices)              (Zip Code)



                                 (919) 963-2177
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

On September 28, 2004, Four Oaks Fincorp, Inc. issued a press release announcing that its Board of Directors approved a five-for-four stock split of its common stock, which represents a 25% stock dividend. The split is payable on October 29, 2004 to shareholders of record on October 15, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto and incorporated herein by reference.

In accordance with Rule 416(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of common stock registered for sale under the Securities Act by the following Registration Statements on Form S-8 will be deemed to be increased by the stock split to cover the additional shares resulting from the application of the stock split to the registered shares of common stock remaining unsold under the Registration Statements listed below as of October 29, 2004:

     Registration Statement on Form S-8 (file no. 333-30677) filed with the Securities and Exchange Commission on July 2, 1997.

     Registration Statement on Form S-8 (file no. 333-69792) filed with the Securities and Exchange Commission on September 21, 2001.

The foregoing Registration Statements, each of which incorporates this Current Report on Form 8-K, are hereby amended pursuant to Rule 416(b) promulgated under the Securities Act to increase the number of shares of common stock registered thereunder to reflect the effects of the stock split.



Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.


       Exhibit No.         Description
       -----------         -----------

       99.1                Press Release issued on September 28, 2004.



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


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FOUR OAKS FINCORP, INC.

                                           By: /s/ Ayden R. Lee, Jr.
                                               ---------------------------------
                                           Ayden R. Lee, Jr.
                                           President and Chief Executive Officer



Date: September 28, 2004



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


                                  EXHIBIT INDEX
                                  -------------


     Exhibit No.           Description
     -----------           -----------

     99.1                  Press Release issued on September 28, 2004.



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